Leases	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
Leases
LEASES

Operating Leases

During the years ended December 31, 2016, 2015 and 2014, we recognized rental expense for all operating leases of $1.0 million, $1.0 million and $0.7 million, respectively, related primarily to land site leases for the Corpus Christi LNG terminal. In September 2016, CCL and CCP entered into agreements with Cheniere Land Holdings to lease land owned by Cheniere Land Holdings for the Liquefaction Project. See Note 8—Related Party Transactions for additional information regarding these lease agreements.

Future annual minimum lease payments, excluding inflationary adjustments and payments to affiliates, for operating leases are as follows (in thousands):

Years Ending December 31,	Operating Leases
2017	$895
2018	895
2019	841
2020	245
2021	—
Thereafter	—
Total	$2,876